TIP FUNDS

                          TURNER MICRO CAP GROWTH FUND

                         SUPPLEMENT DATED APRIL 21, 1999
                    TO THE PROSPECTUS DATED JANUARY 31, 1999

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH SUCH PROSPECTUSES.

Under the heading "Portfolio Managers" on page 14 of the prospectus, the following should replace the second to last sentence of paragraph 1:

     The Micro Cap Growth Fund is managed by a committee comprised of Frank Sustersic, Bill McVail, and Chris Perry.

On Page 15 of the Prospectus, the following should follow paragraph 4:

     Chris Perry is a member of the committee which manages the Micro Cap Growth Fund, as set forth above. Mr. Perry, Senior Security Analyst of the Adviser, is co-manager of the Micro Cap Growth Fund. Mr. Perry joined the Adviser in 1998. Prior to 1998, he was a Research Analyst with Pennsylvania Merchant Group. He has eight years of investment experience.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.